UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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CALIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the 2012 Annual Meeting of Stockholders to Be Held on May 23, 2012. CALIX, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 2, 2012 Date: May 23, 2012 Time: 9:00 AM PDT Location: Meeting live via the Internet only. Please visit www.virtualshareholdermeeting.com/CALX. The company will be hosting the meeting live via the Internet only this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CALX and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions. notice to obtain CALIX, INC. 1035 N. MCDOWELL BLVD. PETALUMA, CA 94954 M44852-P23856

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 9, 2012 to facilitate timely delivery. Please Choose One How of the To Following Vote Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/CALX. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M44853-P23856

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Michael Ashby 02) Michael Flynn 03) Carl Russo The Board of Directors recommends you vote FOR the following proposals: 2. Approval, on a non-binding, advisory basis, of the compensation of Calix’s named executive officers. 3. Ratification of the selection of Ernst & Young LLP as Calix’s independent registered public accounting firm for the fiscal year ending December 31, 2012. 4. Approval of the amendment of Calix’s Certificate of Incorporation to designate the Chancery Court of the state of Delaware as the exclusive forum for the resolution of intra-corporate disputes. 5. Approval of the Amended and Restated Employee Stock Purchase Plan, including an increase to the number of shares of Calix common stock which may be issued. Such other business as may properly come before the meeting or any adjournment thereof. M44854-P23856

M44855-P23856